Exhibit 99.1

The Navigators Group, Inc.
CORPORATE NEWS

Navigators Reports Fourth Quarter Earnings

New York –February 17, 2009 -- The Navigators Group, Inc. (NASDAQ:NAVG) reported net income of $10.0 million or $0.59 per share for the 2008 fourth quarter compared to net income of $26.5 million or $1.55 per share for the 2007 fourth quarter.

The fourth quarter summary of results was as follows:

	($ in millions)		(Diluted earnings per share)
	2008	2007	2008	2007

Net income	$10.0	$26.5	$0.59	$1.55
Less net realized capital gains / (losses)	(16.1)	0.7	(0.95)	0.04
Operating earnings	$26.1	$25.8	$1.54	$1.51

o
The 2008 fourth quarter net realized capital losses include provisions for declines in market value which were considered to be other than temporary of $16.0 million for equity securities and of $7.9 million for asset-backed securities.  The after-tax loss of such provisions was $15.5 million or $0.91 per share.  The decision to record realized capital losses on such securities had no impact on the Company’s shareholders’ equity or book value per share, which increased by 5% during the fourth quarter to $40.89.

o
During the 2008 fourth quarter the Company increased its gross loss estimates for Hurricanes Gustav and Ike by $10 million to $114 million, which reduced net income by $0.8 million or $0.05 per share.  The combined loss and expense ratio for the 2008 fourth quarter was increased by an aggregate 0.8 loss and expense ratio points for such losses and are inclusive of reinsurance recoveries and related costs for reinsurance reinstatement premiums.

The full year summary of results was as follows:

	($ in millions)		(Diluted earnings per share)
	2008	2007	2008	2007

Net income	$51.7	$95.6	$3.04	$5.62
Less net realized capital gains / (losses)	(24.9)	1.3	(1.46)	0.08
Operating earnings	$76.6	$94.3	$4.50	$5.54

o
During the 2008 twelve month period the Company recorded gross loss estimates for Hurricanes Gustav and Ike of $114 million, which reduced net income by $19.1 million or $1.12 per share.  The combined loss and expense ratio for the 2008 twelve month period was increased by an aggregate 4.3 loss and expense ratio points for such losses and are inclusive of reinsurance recoveries and related costs for reinsurance reinstatement premiums.

Gross written premium and net written premium for the 2008 fourth quarter were $265.6 million and $159.3 million, respectively, increases of 7.4% and 4.6%, respectively, from the comparable 2007 period. Gross written premium and net written premium for the twelve month period ended December 31, 2008 were $1,084.9 million and $661.6 million, respectively, increases of 1.3% and 2.4%, respectively, from the comparable 2007 period.

The combined loss and expense ratios for the 2008 fourth quarter and twelve month period were 88.9% and 93.8%, respectively, compared to 87.7% and 87.5% for the comparable 2007 periods.  The combined loss and expense ratios for the 2008 fourth quarter and twelve month period were favorably impacted by 10.8 and 7.9 loss ratio points, respectively, for redundancies in prior period loss reserves.

Navigators’ Chief Executive Officer Stan Galanski commented, “Our underwriting results for the fourth quarter were very solid with a combined ratio of 88.9%, and our reserve position remains strong.  We were able to achieve premium growth despite the impact to our casualty writings from the construction slowdown, because our marine and professional liability business grew in response to pricing improvement in both lines. Despite extraordinary investment management challenges and the impact of a significant hurricane in 2008, we were able to grow book value by 4%, generate $245 million of cash flow and continue our geographic and product line expansion by adding to our underwriting specialist teams. We believe Navigators is well positioned to respond to opportunities in the current dynamic environment.”

Net investment income for the 2008 fourth quarter and twelve month period was $19.7 million and $76.6 million, respectively, increases of 2.5% and 8.3% from the comparable 2007 periods.  The pre-tax investment yields for the 2008 fourth quarter and twelve month period were 4.2% and 4.1%, respectively, compared to 4.4% for both of the comparable 2007 periods. The effective tax rates on net investment income were 25.3% and 25.7% for the 2008 fourth quarter and twelve month period, respectively, compared to 27.0% and 27.8% for the comparable 2007 periods.

The Company’s investment portfolio mainly consists of fixed income securities with an average quality rating of “AA/Aa” by Standard & Poor’s and Moody’s, respectively, and an average effective duration of 4.3 years at December 31, 2008.  At December 31, 2008, net unrealized losses within our investment portfolio were $21.7 million, a decrease of $28.8 million for the quarter due to the recognition of $24.7 million of realized losses due to the impairments, and $4.1 million of net unrealized gains during the period.

Consolidated cash flow from operations for the 2008 fourth quarter and twelve month period was $28.9 million and $245.3 million respectively, compared to $53.3 million and $284.6 million for the comparable 2007 periods.

During the 2008 fourth quarter, the Company did not purchase any shares of its common stock.

Stockholders’ equity was $689.3 million or $40.89 per share at December 31, 2008 compared to $662.1 million or $39.24 per share at December 31, 2007.  Statutory surplus of Navigators Insurance Company was $581.2 million at December 31, 2008.

The Company will hold a conference call on Wednesday, February 18, 2009 starting at 8:30 a.m. ET to discuss the 2008 fourth quarter’s results.  The call will be available via live webcast on Navigators’ website (www.navg.com) by clicking on the Earnings Webcast link under "News & Events".

To participate by telephone, the domestic dial-in number is 888-680-0860 and the international dial-in is 617-213-4852. The access code is 99950154.  Participants may pre-register for the call at www.theconferencingservice.com/prereg/key.process?key=PLAPYFWMY.  Pre-registrants will be issued a pin number to use when dialing into the live call that will provide quick access by bypassing the operator upon connection.

The Navigators Group, Inc. is an international specialty insurance holding company with insurance company operations, underwriting management companies, and operations at Lloyd’s of London.  Headquartered in New York, Navigators has offices in major insurance centers in the United States, the United Kingdom and Continental Europe.

This press release may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.  Whenever used in this release, the words “estimate”, “expect”, “believe” or similar expressions are intended to identify such forward-looking statements.  We cannot assure that results that we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties that we face.   Please refer to Navigators’ most recent Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators’ business and the important factors that may affect that business.  Navigators undertakes no obligation to publicly update or revise any forward-looking statement.

Contact:	Frank McDonnell
Senior Vice President and Chief Financial Officer
(914) 933-6270
fmcdonnell@navg.com
www.navg.com

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Financial Highlights
($ in thousands, except per share data)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
Financial Highlights	2008	2007	Change	2008	2007	Change

Gross written premium	$265,620	$247,336	7%	$1,084,922	$1,070,707	1%
Net written premium	159,288	152,325	5%	661,615	645,796	2%

Revenues:
Net earned premium	171,493	161,276	6%	643,976	601,977	7%
Commission income	269	725	-63%	1,005	1,736	-42%
Investment income	19,663	19,186	2%	76,554	70,662	8%
Net realized capital gains (losses)	(24,731)	1,031	NM	(38,299)	2,006	NM
Other income (expense)	(472)	304	NM	430	278	54%
Total revenues	166,222	182,522	-9%	683,666	676,659	1%

Operating expenses:
Net losses and loss adjustment
expenses incurred	99,553	91,642	9%	393,131	340,592	15%
Commission expense	22,990	23,188	-1%	89,785	77,613	16%
Other operating expenses	29,554	27,610	7%	123,148	110,409	12%
Interest expense	2,219	2,217	0%	8,871	8,863	0%
Total operating expenses	154,316	144,657	7%	614,935	537,477	14%

Income before income taxes	11,906	37,865	-69%	68,731	139,182	-51%

Income tax expense (benefit):
Current	9,030	13,662	-34%	33,561	47,963	-30%
Deferred	(7,144)	(2,337)	NM	(16,522)	(4,401)	NM
Income tax expense (benefit)	1,886	11,325	-83%	17,039	43,562	-61%

Net income	$10,020	$26,540	-62%	$51,692	$95,620	-46%

Per Share Data

Net income per common share:
Basic	$0.60	$1.57	-62%	$3.08	$5.69	-46%
Diluted	$0.59	$1.55	-62%	$3.04	$5.62	-46%

Average shares outstanding:
Basic	16,801	16,863		16,802	16,812
Diluted	16,971	17,078		16,992	17,005

Underwriting Ratios
Loss Ratio	58.1%	56.8%		61.0%	56.6%
Expense Ratio	30.8%	30.9%		32.8%	30.9%
Combined Ratio	88.9%	87.7%		93.8%	87.5%

Balance Sheet Data	Dec. 31,	Sept. 30,		Dec. 31,	Dec. 31,
	2008	2008		2008	2007
Stockholders' equity	$689,317	$655,561	5%	$689,317	$662,106	4%
Book value per share	$40.89	$39.07	5%	$40.89	$39.24	4%

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
($ in thousands)

	December 31,	December 31,
	2008	2007
ASSETS
Investments and cash:
Fixed maturities, available-for-sale, at fair value
(amortized cost: 2008, $1,664,755; 2007, $1,508,489)	$1,643,772	$1,522,320
Equity securities, available-for-sale, at fair value (cost: 2008, $52,523; 2007, $65,492)	51,802	67,240
Short-term investments, at cost which approximates fair value	220,684	170,685
Cash	1,457	7,056
Total investments and cash	1,917,715	1,767,301

Premiums in course of collection	170,522	163,081
Commissions receivable	319	2,381
Prepaid reinsurance premiums	188,874	188,961
Reinsurance receivable on paid losses	67,227	94,818
Reinsurance receivable on unpaid losses and loss adjustment expenses	853,793	801,461
Net deferred income tax benefit	54,736	29,249
Deferred policy acquisition costs	47,618	51,895
Accrued investment income	17,411	15,605
Goodwill and other intangible assets	6,622	8,084
Other assets	24,743	20,935

Total assets	$3,349,580	$3,143,771

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Reserves for losses and loss adjustment expenses	$1,853,664	1,648,764
Unearned premium	480,665	469,481
Reinsurance balances payable	140,319	161,829
Senior notes	123,794	123,673
Federal income tax payable	5,874	10,868
Accounts payable and other liabilities	55,947	67,050
Total liabilities	2,660,263	2,481,665

Stockholders' equity:
Preferred stock, $.10 par value, authorized 1,000,000 shares, none issued	-	-
Common stock, $.10 par value, 50,000,000 shares authorized; issued and
outstanding: 16,856,073 for 2008 (net of treasury shares) and 16,873,094 for 2007	1,708	1,687
Additional paid-in capital	298,872	291,616
Retained earnings	406,776	355,084
Treasury stock, at cost (224,754 shares at 12/31/08)	(11,540)	-
Accumulated other comprehensive income (loss)	(6,499)	13,719
Total stockholders' equity	689,317	662,106

Total liabilities and stockholders' equity	$3,349,580	$3,143,771

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Comparative Premium Data
($ in thousands)

Gross Written Premium:	Fourth Quarter			Twelve Months
Insurance Companies:	2008	2007	Change	2008	2007	Change
Marine & Energy	$74,739	$64,715	15%	$305,066	$278,801	9%
Specialty	71,524	86,723	-18%	311,846	355,523	-12%
Professional Liability	37,618	30,177	25%	109,048	99,556	10%
Middle Markets	6,610	5,287	25%	30,095	25,870	16%
Property/Other	14	1,952	-99%	6,135	14,596	-58%
	190,505	188,854	1%	762,190	774,346	-2%
Lloyd's Operations:
Marine	56,155	41,555	35%	243,698	225,216	8%
Professional Liability	9,496	8,630	10%	38,872	34,281	13%
Property/Other	9,464	8,297	14%	40,162	36,864	9%
	75,115	58,482	28%	322,732	296,361	9%
Total	$265,620	$247,336	7%	$1,084,922	$1,070,707	1%

Net Written Premium:	Fourth Quarter			Twelve Months
Insurance Companies:	2008	2007	Change	2008	2007	Change
M&E before Hurr. Reinstatements	$43,054	$33,247	29%	$176,269	$141,817	24%
Hurricane Reinstatements	(1,436)	-	NM	(7,214)	-	NM
Marine & Energy	41,618	33,247	25%	169,055	141,817	19%
Specialty	45,835	62,589	-27%	209,871	242,569	-13%
Professional Liability	21,139	17,711	19%	63,797	59,117	8%
Middle Markets	5,564	6,735	-17%	24,558	20,864	18%
Property/Other	(93)	1,938	NM	5,407	13,651	-60%
	114,063	122,220	-7%	472,688	478,018	-1%
Lloyd's Operations:
Marine before Hurr. Reinstatements	35,541	21,531	65%	158,605	131,430	21%
Hurricane Reinstatements	1,842	-	NM	(4,964)	-	NM
Marine	37,383	21,531	74%	153,641	131,430	17%
Professional Liability	5,476	5,148	6%	23,404	23,349	0%
Property/Other	2,366	3,426	-31%	11,882	12,999	-9%
	45,225	30,105	50%	188,927	167,778	13%
Total	$159,288	$152,325	5%	$661,615	$645,796	2%

Net Earned Premium:	Fourth Quarter			Twelve Months
Insurance Companies:	2008	2007	Change	2008	2007	Change
M&E before Hurr. Reinstatements	$48,980	$37,918	29%	$160,643	$135,617	18%
Hurricane Reinstatements	(1,436)	-	NM	(7,214)	-	NM
Marine & Energy	47,544	37,918	25%	153,429	135,617	13%
Specialty	52,170	61,982	-16%	220,722	223,724	-1%
Professional Liability	14,239	14,594	-2%	57,316	55,149	4%
Middle Markets	5,771	6,607	-13%	22,692	20,191	12%
Property/Other	1,447	1,748	-17%	9,139	8,775	4%
	121,171	122,849	-1%	463,298	443,456	4%
Lloyd's Operations:
Marine before Hurr. Reinstatements	40,030	28,490	41%	151,116	132,443	14%
Hurricane Reinstatements	1,842	-	NM	(4,964)	-	NM
Marine	41,872	28,490	47%	146,152	132,443	10%
Professional Liability	5,697	8,161	-30%	21,908	17,659	24%
Property/Other	2,753	1,776	55%	12,618	8,419	50%
	50,322	38,427	31%	180,678	158,521	14%
Total	$171,493	$161,276	6%	$643,976	$601,977	7%

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Segment Information
Three Months Ended
December 31, 2008

	Insurance	Lloyd's
	Companies	Operations	Corporate	Total
Gross written premium	$190,505	$75,115		$265,620
Net written premium	114,063	45,225		159,288

Net earned premium	121,171	50,322		171,493
Net losses and loss adjustment expenses	(67,840)	(31,713)		(99,553)
Commission expense	(14,258)	(8,732)		(22,990)
Other operating expenses	(22,795)	(6,869)	$110	(29,554)
Other income (expense)	92	(185)	(110)	(203)

Underwriting profit	16,370	2,823	-	19,193

Investment income	16,513	2,728	422	19,663
Net realized capital gains (losses)	(24,460)	(271)	-	(24,731)
Interest expense	-	-	(2,219)	(2,219)
Income (loss) before income tax
expense (benefit)	8,423	5,280	(1,797)	11,906

Income tax expense (benefit)	634	1,881	(629)	1,886
Net income (loss)	$7,789	$3,399	$(1,168)	$10,020

Loss and loss expenses ratio	56.0%	63.0%		58.1%
Commission expense ratio	11.8%	17.4%		13.4%
Other operating expenses ratio (1)	18.7%	14.0%		17.4%
Combined ratio	86.5%	94.4%		88.9%

(1) The other operating expenses ratio includes other income (expense).

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Segment Information
Three Months Ended
December 31, 2007

($ in thousands)

	Insurance	Lloyd's
	Companies	Operations	Corporate	Total
Gross written premium	$188,854	$58,482		$247,336
Net written premium	122,220	30,105		152,325

Net earned premium	122,849	38,427		161,276
Net losses and loss adjustment expenses	(71,771)	(19,871)		(91,642)
Commission expense	(14,418)	(8,770)		(23,188)
Other operating expenses	(20,070)	(7,540)		(27,610)
Other income (expense)	621	408		1,029

Underwriting profit	17,211	2,654		19,865

Investment income	15,351	3,357	$478	19,186
Net realized capital gains (losses)	855	176	-	1,031
Interest expense	0.00	-	(2,217)	(2,217)
Income (loss) before income tax
expense (benefit)	33,417	6,187	(1,739)	37,865

Income tax expense (benefit)	9,794	2,140	(609)	11,325
Net income (loss)	$23,623	$4,047	$(1,130)	$26,540

Loss and loss expenses ratio	58.4%	51.7%		56.8%
Commission expense ratio	11.7%	22.8%		14.4%
Other operating expenses ratio (1)	15.8%	18.6%		16.5%
Combined ratio	85.9%	93.1%		87.7%

(1) The other operating expenses ratio includes other income (expense).

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Segment Information
Twelve Months Ended
December 31, 2008

($ in thousands)

	Insurance	Lloyd's
	Companies	Operations	Corporate	Total
Gross written premium	$762,190	$322,732		$1,084,922
Net written premium	472,688	188,927		661,615

Net earned premium	463,298	180,678		643,976
Net losses and loss adjustment expenses	(275,767)	(117,364)		(393,131)
Commission expense	(55,752)	(34,033)		(89,785)
Other operating expenses	(92,297)	(30,961)	$110	(123,148)
Other income (expense)	2,145	(600)	(110)	1,435

Underwriting profit (loss)	41,627	(2,280)	-	39,347

Investment income	63,544	11,655	1,355	76,554
Net realized capital gains (losses)	(37,822)	(477)	-	(38,299)
Interest expense	-	-	(8,871)	(8,871)
Income (loss) before income tax
expense (benefit)	67,349	8,898	(7,516)	68,731

Income tax expense (benefit)	16,401	3,269	(2,631)	17,039
Net income (loss)	$50,948	$5,629	$(4,885)	$51,692

Loss and loss expenses ratio	59.5%	65.0%		61.0%
Commission expense ratio	12.0%	18.8%		13.9%
Other operating expenses ratio (1)	19.5%	17.5%		18.9%
Combined ratio	91.0%	101.3%		93.8%

(1) The other operating expenses ratio includes other income (expense).

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Segment Information
Twelve Months Ended
December 31, 2007

($ in thousands)

	Insurance	Lloyd's
	Companies	Operations	Corporate	Total
Gross written premium	$774,346	$296,361		$1,070,707
Net written premium	478,018	167,778		645,796

Net earned premium	443,456	158,521		601,977
Net losses and loss adjustment expenses	(256,652)	(83,940)		(340,592)
Commission expense	(52,490)	(25,123)		(77,613)
Other operating expenses	(81,053)	(29,356)		(110,409)
Other income (expense)	1,510	504		2,014

Underwriting profit	54,771	20,606		75,377

Investment income	58,261	10,524	$1,877	70,662
Net realized capital gains (losses)	1,973	33	-	2,006
Interest expense	-	-	(8,863)	(8,863)
Income (loss) before income tax
expense	115,005	31,163	(6,986)	139,182

Income tax expense (benefit)	35,061	10,946	(2,445)	43,562
Net income (loss)	$79,944	$20,217	$(4,541)	$95,620

Loss and loss expenses ratio	57.9%	53.0%		56.6%
Commission expense ratio	11.8%	15.8%		12.9%
Other operating expense ratio (1)	17.9%	18.2%		18.0%
Combined ratio	87.6%	87.0%		87.5%

(1) The other operating expense ratio is adjusted to include commission and other income/(expense).

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Underwriting Results
($ in thousands)

	Three Months Ended December 31, 2008
	Net	Losses
	Earned	and LAE	Underwriting	Combined Ratio
Insurance Companies:	Premium	Incurred	Expenses	Loss	Expense	Total
Marine & Energy	$47,544	$27,081	$13,197	57.0%	27.8%	84.8%
Specialty	52,170	24,055	16,296	46.1%	31.2%	77.3%
Professional Liability	14,239	8,922	5,109	62.7%	35.9%	98.6%
Middle Markets	5,771	6,823	1,762	118.2%	30.5%	148.7%
Property/Other	1,447	959	597	66.3%	41.3%	107.6%
	121,171	67,840	36,961	56.0%	30.5%	86.5%
Lloyd's Operations	50,322	31,713	15,786	63.0%	31.4%	94.4%
Total	$171,493	$99,553	$52,747	58.1%	30.8%	88.9%

	Effect of Hurricanes Gustav & Ike on the Three Months Ended Dec. 31, 2008
Marine & Energy	$(1,436)	$(26)	$-	1.6%	0.8%	2.4%
Lloyd's Operations	1,842	1,695	-	1.1%	-1.2%	-0.1%
Total	$406	$1,669	$-	0.8%	0.0%	0.8%

	Three Months Ended December 31, 2007
	Net	Losses
	Earned	and LAE	Underwriting	Combined Ratio
Insurance Companies:	Premium	Incurred	Expenses	Loss	Expense	Total
Marine & Energy	$37,918	$20,973	$11,833	55.3%	31.2%	86.5%
Specialty	61,982	37,140	14,820	59.9%	23.9%	83.8%
Professional Liability	14,594	7,613	4,776	52.2%	32.6%	84.8%
Middle Markets	6,607	3,854	1,517	58.3%	23.0%	81.3%
Property/Other	1,748	2,191	921	125.3%	52.7%	178.0%
	122,849	71,771	33,867	58.4%	27.5%	85.9%
Lloyd's Operations	38,427	19,871	15,902	51.7%	41.4%	93.1%
Total	$161,276	$91,642	$49,769	56.8%	30.9%	87.7%

		Amounts		Loss Ratio
Net Incurred Loss Activity		Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
For the Three Months Ended:		2008	2007	2008	2007
Insurance Companies:
Loss and LAE payments		$56,373	$40,434	46.5%	32.9%
Change in reserves		11,467	31,337	9.5%	25.5%
Net incurred loss and LAE		67,840	71,771	56.0%	58.4%

Lloyd's Operations:
Loss and LAE payments		25,714	11,901	51.1%	31.0%
Change in reserves		5,999	7,970	11.9%	20.7%
Net incurred loss and LAE		31,713	19,871	63.0%	51.7%

Total
Loss and LAE payments		82,087	52,335	47.9%	32.5%
Change in reserves		17,466	39,307	10.2%	24.3%
Net incurred loss and LAE		$99,553	$91,642	58.1%	56.8%

Impact of Prior Years Reserves		Amounts		Loss Ratio Impact
Favorable / (Unfavorable) Development		Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
For the Three Months Ended:		2008	2007	2008	2007
Insurance Companies		$16,170	$11,625	13.3%	9.5%
Lloyd's Operations		2,296	5,800	4.6%	15.1%
Total		$18,466	$17,425	10.8%	10.8%

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Underwriting Results
($ in thousands)
	Twelve Months Ended December 31, 2008
	Net	Losses
	Earned	and LAE	Underwriting	Combined Ratio
Insurance Companies:	Premium	Incurred	Expenses	Loss	Expense	Total
Marine & Energy	$153,429	$103,606	$48,380	67.5%	31.5%	99.0%
Specialty	220,722	119,847	64,427	54.3%	29.2%	83.5%
Professional Liability	57,316	33,211	20,410	57.9%	35.6%	93.5%
Middle Markets	22,692	17,125	8,977	75.5%	39.6%	115.1%
Property/Other	9,139	1,978	3,710	21.6%	40.6%	62.2%
	463,298	275,767	145,904	59.5%	31.5%	91.0%
Lloyd's Operations	180,678	117,364	65,594	65.0%	36.3%	101.3%
Total	$643,976	$393,131	$211,498	61.0%	32.8%	93.8%

	Effect of Hurricanes Gustav & Ike on the Twelve Months Ended Dec. 31, 2008
Marine & Energy	$(7,214)	$9,077	$-	8.7%	1.4%	10.1%
Lloyd's Operations	(4,964)	8,092	-	6.1%	1.0%	7.1%
Total	$(12,178)	$17,169	$-	3.7%	0.6%	4.3%

	Twelve Months Ended December 31, 2007
	Net	Losses
	Earned	and LAE	Underwriting	Combined Ratio
Insurance Companies:	Premium	Incurred	Expenses	Loss	Expense	Total
Marine & Energy	$135,617	$78,808	$42,386	58.1%	31.3%	89.4%
Specialty	223,724	125,555	59,784	56.1%	26.7%	82.8%
Professional Liability	55,149	32,602	19,646	59.1%	35.6%	94.7%
Middle Markets	20,191	10,665	6,422	52.8%	31.8%	84.6%
Property/Other	8,775	9,022	3,795	102.8%	43.3%	146.1%
	443,456	256,652	132,033	57.9%	29.7%	87.6%
Lloyd's Operations	158,521	83,940	53,975	53.0%	34.0%	87.0%
Total	$601,977	$340,592	$186,008	56.6%	30.9%	87.5%

		Amounts		Loss Ratio
Net Incurred Loss Activity		Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
For the Twelve Months Ended:		2008	2007	2008	2007
Insurance Companies:
Loss and LAE payments		$162,389	$132,077	35.1%	29.8%
Change in reserves		113,378	124,575	24.4%	28.1%
Net incurred loss and LAE		275,767	256,652	59.5%	57.9%

Lloyd's Operations:
Loss and LAE payments		78,175	57,327	43.3%	36.2%
Change in reserves		39,189	26,613	21.7%	16.8%
Net incurred loss and LAE		117,364	83,940	65.0%	53.0%

Total
Loss and LAE payments		240,564	189,404	37.3%	31.5%
Change in reserves		152,567	151,188	23.7%	25.1%
Net incurred loss and LAE		$393,131	$340,592	61.0%	56.6%

Impact of Prior Years Reserves		Amounts		Loss Ratio Impact
Favorable / (Unfavorable) Development		Dec. 31,	Dec. 31,	Dec. 31,	Dec. 31,
For the Twelve Months Ended:		2008	2007	2008	2007
Insurance Companies		$41,922	$33,796	9.0%	7.6%
Lloyd's Operations		8,824	13,213	4.9%	8.3%
Total		$50,746	$47,009	7.9%	7.8%

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Net Loss Data
($ in thousands)

	Case	IBNR
Net Loss Reserves, December 31, 2008:	Reserves	Reserves	Total
Insurance Companies:
Marine & Energy	$118,263	$115,713	$233,976
Specialty	71,098	312,655	383,753
Professional Liability	22,913	58,793	81,706
Middle Markets	11,983	16,627	28,610
Property/Other	10,710	10,305	21,015
Total Insurance Companies	234,967	514,093	749,060
Lloyd's Operations:
Marine	117,232	89,698	206,930
Other	14,041	29,840	43,881
Total Lloyd's Operations	131,273	119,538	250,811

Total Net Loss Reserves	$366,240	$633,631	$999,871

	Case	IBNR
Net Loss Reserves, December 31, 2007:	Reserves	Reserves	Total
Insurance Companies:
Marine & Energy	$93,467	$103,500	$196,967
Specialty	53,276	268,484	321,760
Professional Liability	20,335	50,584	70,919
Middle Markets	11,469	10,329	21,798
Property/Other	12,790	11,447	24,237
Total Insurance Companies	191,337	444,344	635,681
Lloyd's Operations:
Marine	89,957	93,069	183,026
Other	7,485	21,111	28,596
Total Lloyd's Operations	97,442	114,180	211,622

Total Net Loss Reserves	$288,779	$558,524	$847,303

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Investment Data
December 31, 2008
($ in thousands)

At December 31, 2008, the average quality of the investment portfolio as rated by S&P and Moody’s was AA/Aa with an average duration of 4.3 years.  All of the Company’s mortgage-backed and asset-backed securities are rated AAA/Aaa by S&P and Moody’s except for 33 securities approximating $28.3 million, which are all rated investment grade.  The Company does not own any collateralized debt obligations (CDO’s), collateralized loan obligations (CLO’s) or asset backed commercial paper.

At December 31, 2008, the Company owned two asset-backed securities approximating $0.2 million with subprime mortgage exposures.  The securities are rated investment grade and have an effective maturity of 1.8 years.  In addition, the Company owned a total of eleven collateralized mortgage obligations and asset-backed securities approximating $9.2 million classified as Alt-A which is a credit category between prime and subprime. All the the Alt-A bonds are rated investment grade. They have an effective maturity of 4.4 years.  Such subprime and Alt-A categories are as defined by S&P.  The Company is receiving principal and/or interest payments on all these securities and believes such amounts are fully collectible.

The following table sets forth our cash and investments at December 31, 2008:

		Gross		Gross	Cost or
	Fair	Unrealized		Unrealized	Amortized
	Value	Gains		(Losses)	Cost
Fixed maturities:

U.S. Government Treasury and Agency
Bonds and foreign government bonds	$361,656	$25,741		$(145)	$336,060
States, municipalities and political
subdivisions	614,609	12,568		(8,036)	610,077
Mortgage- and asset-backed securities:
Mortgage-backed securities	299,775	10,930	#	(26)	288,871
Collateralized mortgage obligations	56,743	-		(27,119)	83,862
Asset-backed securities	29,436	5		(1,289)	30,720
Commercial mortgage-backed securities	92,684	-		(20,350)	113,034
Subtotal	478,638	10,935		(48,784)	516,487

Corporate bonds	188,869	1,398		(14,660)	202,131

Total fixed maturities	1,643,772	50,642		(71,625)	1,664,755

Equity securities - common stocks	51,802	1,266		(1,987)	52,523

Cash	1,457	-		-	1,457

Short-term investments	220,684	-		-	220,684

Total	$1,917,715	$51,908		$(73,612)	$1,939,419

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES
Investment Data
December 31, 2008
($ in thousands)

The following three tables set forth our mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities by those issued by FNMA and FHLMC and the quality category (prime, Alt-A and subprime) for all other such investments at December 31, 2008:
	Fair	Unrealized	Unrealized	Amortized
Mortgage-backed securities:	Value	Gains	(Losses)	Cost
GNMA	$42,258	$1,043	$(5)	$41,220
FNMA	189,232	6,848	(21)	182,405
FHLMC	68,285	3,039	-	65,246
Prime	-	-	-	-
Alt-A	-	-	-	-
Subprime	-	-	-	-
Total	$299,775	$10,930	$(26)	$288,871

		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
Collateralized mortgage obligations:	Value	Gains	(Losses)	Cost
GNMA	$-	$-	$-	$-
FNMA	-	-	-	-
FHLMC	-	-	-	-
Prime	48,329	-	(25,043)	73,372
Alt-A	8,414	-	(2,076)	10,490
Subprime	-	-	-	-
Total	$56,743	$-	$(27,119)	$83,862

		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
Asset-backed securities:	Value	Gains	(Losses)	Cost
GNMA	$-	$-	$-	$-
FNMA	-	-	-	-
FHLMC	-	-	-	-
Prime	28,421	5	(1,178)	29,594
Alt-A	793	-	(25)	818
Subprime	222	-	(86)	308
Total	$29,436	$5	$(1,289)	$30,720